UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 6, 2021

Apollo Global Management, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35107	20-8880053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, 43rd Floor

New York, New York 10019

(Address of principal executive offices) (Zip Code)

(212) 515-3200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	APO	New York Stock Exchange
6.375% Series A Preferred Stock	APO.PR A	New York Stock Exchange
6.375% Series B Preferred Stock	APO.PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

On August 6, 2021 Marc Rowan, Chief Executive Officer and Director of Apollo Global Management, Inc. (the “Company”) and Director of Athene Holding Ltd. (“ATH”) informed the Company that he has sold certain Class A common shares of ATH that he beneficially owns and that he intends to sell up to 1,000,000 Class A common shares of ATH in the aggregate (the “Aggregate ATH Shares”) prior to the closing of the merger of the Company and ATH. Following such sales, Mr. Rowan will beneficially own approximately 681,075 Class A common shares of ATH. Mr. Rowan informed the Company that the sales of the Aggregate ATH Shares are to generate liquidity to fund anticipated tax obligations arising from the previously announced conversion of the Company’s capital structure to a single class of voting common stock, and that he does not currently have any plan or intention to sell any additional Class A common shares of ATH (other than the Aggregate ATH Shares) or Class A common stock of the Company.

In addition, on August 6, 2021 Mr. Rowan reported a contribution of 1,500,000 shares of Class A common stock of the Company (the “Contributed APO Shares”) previously received in connection with a September 2019 exchange of Apollo Operating Group units for shares of Class A common stock, to donor advised funds in accordance with his previously disclosed intention to contribute certain shares of Class A common stock of the Company to a donor advised fund or other charity over time. The Company has been informed that no more than 250,000 of the Contributed APO Shares are currently expected to be sold by the donor advised funds and, from time to time, the donor advised funds may sell additional Contributed APO Shares to fund additional future charitable contributions.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2021

APOLLO GLOBAL MANAGEMENT, INC.

	By:	/s/ John J. Suydam
	Name:	John J. Suydam
	Title:	Chief Legal Officer

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